Exhibit 10.28

SECOND AMENDMENT

TO THE

BB&T CORPORATION NON QUALIFIED DEFINED BENEFIT PLAN

(January 1, 2009 Restatement)

WHEREAS, the BB&T Corporation Non-Qualified Defined Benefit Plan (the “Plan”), which was established as of January 1, 1988, and which was originally known as the Branch Banking and Trust Company Supplemental Executive Retirement Plan, is currently maintained by BB&T Corporation (the “Company”) under a January 1, 2009 restated plan document; and

WHEREAS, for administrative reasons, the Company wishes to amend the Plan to accommodate certain permissible payment rules under Section 409A of the Internal Revenue Code of 1986, as amended;

NOW, THEREFORE, effective as of January 1, 2011, the Plan is hereby amended in the manner hereinafter set forth.

1. Article IV of the Plan is hereby amended by the addition of Section 4.6 at the end thereof to provide as follows:

4.6 Payment Administration. Notwithstanding any provision in the Plan to the contrary, pursuant to the provisions of Treas. Reg. §1.409A-3(d), any payment made under this Article IV may be made during the 30-day period prior to the payment date designated for such payment in the Plan; provided, however, that if such 30-day period begins in one calendar year and ends in another, in no event shall the Participant entitled to receive such payment be permitted, directly or indirectly, to designate the calendar year of payment. In addition, any payment made under this Article IV may be made at a date that is later than the payment date designated for such payment in the Plan, provided that such later date is within the same taxable year of the Participant entitled to receive such payment, or if later, by the 15th day of the third calendar month following the date designated in the Plan and the Participant is not permitted, directly or indirectly, to designate the calendar year of payment.

2. Article V of the Plan is hereby amended by the addition of Section 5.6 at the end thereof to provide as follows:

5.6 Payment Administration. Notwithstanding any provision in the Plan to the contrary, pursuant to the provisions of Treas. Reg. §1.409A-3(d), any payment made under this Article V may be made during the 30-day period prior to the payment date designated for such payment in the Plan; provided, however, that if such 30-day period begins in one calendar year and ends in another, in no event shall the Participant entitled to receive such payment be permitted, directly or indirectly, to designate the calendar year of payment. In addition, any payment made under this Article V may be made at a date that is later than the payment date designated for such payment in the Plan, provided that such later date is within the same taxable year of the Participant entitled to receive such payment, or if later, by the 15th day of the third calendar month following the date designated in the Plan and the Participant is not permitted, directly or indirectly, to designate the calendar year of payment.

3. The introductory paragraph of Appendix C of the Plan is hereby amended by the addition of a sentence at the end thereof to provide as follows:

Pursuant to the provisions of Treas. Reg. §1.409A-3(d), any payment made under this Appendix C may be made during the 30-day period prior to the designated payment date for such payment; provided, however, that if such 30-day period begins in one calendar year and ends in another, a Participant entitled to receive such payment shall have no right to designate the calendar year of payment. In addition, any payment made under this Appendix C may be made at a date that is later than the payment date designated for such payment in the Plan, provided that such later date is within the same taxable year of the Participant entitled to receive such payment or, if later, by the 15th day of the third calendar month following the date designated in the Plan and the Participant is not permitted, directly or indirectly, to designate the calendar year of payment.

4. Appendix D of the Plan is hereby amended by the addition of a paragraph at the end thereof to provide as follows:

Pursuant to the provisions of Treas. Reg. §1.409A-3(d), any payment made under this Appendix D may be made during the 30-day period prior to the designated payment date for such payment; provided, however, that if such 30-day period begins in one calendar year and ends in another, a Participant entitled to receive such payment shall have no right to designate the calendar year of payment. In addition, any payment made under this Appendix D may be made at a date that is later than the payment date designated for such payment in the Plan, provided that such later date is within the same taxable year of the Participant entitled to receive such payment or, if later, by the 15th day of the third calendar month following the date designated in the Plan and the Participant is not permitted, directly or indirectly, to designate the calendar year of payment.

IN WITNESS WHEREOF, this Second Amendment to the BB&T Corporation Non-Qualified Defined Benefit Plan (January 1, 2009 Restatement) is executed on behalf of the Company on this 15th day of November, 2011.

BB&T CORPORATION

By:

Title:	Senior Executive Vice President

Attest:

Ass’t Secretary

[Corporate Seal]